BLACKROCK LARGE CAP SERIES FUNDS, INC.

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Retirement Portfolio

BlackRock Large Cap Value Retirement Portfolio

BlackRock Large Cap Core Retirement Portfolio

(each, a “Fund” and collectively, the “Funds”)

SUPPLEMENT DATED JUNE 14, 2013

TO THE SUMMARY PROSPECTUSES OF THE FUNDS DATED JANUARY 28, 2013

Effective immediately, the section entitled “Portfolio Managers” for each Fund is deleted in its entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Peter Stournaras, CFA	2010	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-LCS-0613SUP